Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Third Quarter Adjusted EPS Grew 40.2%

Raises 2015 Adjusted EPS and Revenue Guidance

COLUMBUS, Ga., October 27, 2015 — TSYS (NYSE: TSS) today reported results for the third quarter and year to date.

“We are very pleased with our outstanding third quarter results. These exceptional results were driven by the performance of our clients, the businesses we serve, the consumers who buy and use our products and our team members executing to our strategic plan,” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

“As a result of this continued strong performance, we are raising our guidance range for revenues before reimbursables to 12-13%, up from the previous range of 10-12%, and our adjusted earnings per share (EPS) guidance range to 24-26%, up from the previous range of 15-17%,” said Woods.

Highlights for the third quarter of 2015 include:

•	Adjusted EPS from continuing operations were $0.78, an increase of 40.2%. On a GAAP basis, basic EPS from continuing operations were $0.66, an increase of 46.7%.

•	Excluding the impact from discrete tax items of approximately $0.13 per share in the quarter, adjusted EPS was $0.65, an increase of 17.2%.

•	Income from continuing operations attributable to TSYS’ shareholders was $120.6 million, an increase of 45.5%.

•	Adjusted EBITDA was $238.9 million, an increase of 20.6%.

•	Total revenues for the quarter were $707.9 million, an increase of 14.8%. Revenues before reimbursable items were $636.4 million, an increase of 15.1%.

•	Adjusted operating margin was 31.0%. GAAP operating margin was 23.0%.

1

TSYS Reports Third Quarter Adjusted EPS Grew 40.2%

Highlights for the first nine months of 2015 include:

•	Adjusted EPS from continuing operations were $1.89, an increase of 36.8%. On a GAAP basis, basic EPS from continuing operations were $1.53, an increase of 48.2%.

•	Excluding the impact from discrete tax items of approximately $0.13 per share year to date, adjusted EPS was $1.76, an increase of 27.5%.

•	Income from continuing operations attributable to TSYS’ shareholders was $281.2 million, an increase of 46.5%.

•	Adjusted EBITDA was $638.9 million, an increase of 23.2%.

•	Total revenues were $2.1 billion, an increase of 13.8%. Revenues before reimbursable items were $1.9 billion, an increase of 14.2%.

•	Adjusted operating margin was 27.9%. GAAP operating margin was 20.2%.

“Our year-to-date free cash flow increased 45.8% over 2014 to $324.4 million. With this build-up of cash during the quarter, we plan to continue our strategic goal of returning approximately 75% of available free cash flow to our shareholders in the form of dividends and share repurchases,” said Woods.

2015 Revised Financial Outlook
	Range (in millions, except per share amounts)	Percent Change
Total revenues	$2,728 to $2,746	11% to 12%
Revenues before reimbursable items	$2,463 to $2,473	12% to 13%
Adjusted EPS attributable to TSYS common shareholders from continuing operations*	$2.43 to $2.47	24% to 26%
* Average Basic Weighted Shares	184

*	Note: The impact of any future share repurchases is not included.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 27. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

2

TSYS Reports Third Quarter Adjusted EPS Grew 40.2%

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 9 to 12 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief People-Centered Payments®. By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and has been named one of the 2015 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

3

TSYS Reports Third Quarter Adjusted EPS Grew 40.2%

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ plan to continue its strategic goal of returning approximately 75% of available free cash flow to shareholders and regarding TSYS’ revised earnings guidance for 2015 total revenues, revenues before reimbursable items and adjusted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

— more —

4

TSYS Announces Third Quarter 2015 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Total revenues	$707,890	616,891	14.8%	$2,062,698	1,811,774	13.8%

Cost of services	456,465	407,391	12.0	1,366,141	1,246,763	9.6
Selling, general and administrative expenses	88,321	80,093	10.3	280,355	256,144	9.5

Total expenses	544,786	487,484	11.8	1,646,496	1,502,907	9.6

Operating income	163,104	129,407	26.0	416,202	308,867	34.8

Nonoperating expenses	(8,564)	(9,997)	14.3	(27,982)	(30,195)	7.3

Income before income taxes, noncontrolling interests and equity in income of equity investments	154,540	119,410	29.4	388,220	278,672	39.3
Income taxes	37,825	39,227	(3.6)	119,204	94,333	26.4

Income before noncontrolling interests and equity in income of equity investments	116,715	80,183	45.6	269,016	184,339	45.9
Equity in income of equity investments, net of tax	5,336	4,135	29.0	15,309	11,831	29.4

Income from continuing operations, net of tax	122,051	84,318	44.8	284,325	196,170	44.9
Gain from discontinued operations, net of tax	—	880	nm	—	51,993	nm

Net income	122,051	85,198	43.3	284,325	248,163	14.6
Net income attributable to noncontrolling interests	(1,429)	(1,393)	(2.6)	(3,109)	(5,151)	39.6

Net income attributable to TSYS common shareholders	$120,622	83,805	43.9%	$281,216	243,012	15.7%

Basic earnings per share (EPS):
Income from continuing operations to TSYS common shareholders*	$0.66	0.45	46.7%	$1.53	1.03	48.2%
Gain from discontinued operations to TSYS common shareholders*	—	0.00	nm	—	0.27	nm

Basic EPS	$0.66	0.45	45.2%	$1.53	1.30	17.1%

Diluted EPS:
Income from continuing operations to TSYS common shareholders*	$0.65	0.44	47.3%	$1.52	1.02	49.1%
Gain from discontinued operations to TSYS common shareholders*	—	0.00	nm	—	0.27	nm

Diluted EPS	$0.65	0.45	44.2%	$1.52	1.29	17.8%

Weighted average shares outstanding: (includes participating securities)
Basic	183,954	185,577		184,320	186,559

Diluted	185,281	187,572		185,534	188,836

Dividends declared per share	$0.10	0.10		$0.30	0.30

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$120,622	82,925	45.5%	$281,216	192,018	46.5%
Gain from discontinued operations, net of tax	—	880	nm	—	50,994	nm

Net income	$120,622	83,805	43.9%	$281,216	243,012	15.7%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.78	0.56	40.2%	$1.89	1.38	36.8%

Adjusted EBITDA	$238,898	198,040	20.6%	$638,889	518,529	23.2%

nm = not meaningful

*	EPS amounts may not total due to rounding.

- more -

TSYS Announces Third Quarter 2015 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2015	2014	$	%	2015	2014	$	%
Revenues before reimbursable items:
North America Services	$293,571	240,957	52,614	21.8%	$846,989	698,543	148,446	21.3%
International Services	86,446	87,385	(939)	(1.1)	244,033	248,890	(4,857)	(2.0)
Merchant Services	123,721	115,012	8,709	7.6	351,987	327,972	24,015	7.3
NetSpend	139,648	114,048	25,600	22.4	436,343	363,521	72,822	20.0
Intersegment revenues	(7,000)	(4,542)	(2,458)	(54.1)	(25,098)	(15,248)	(9,850)	(64.6)

Revenues before reimbursable items from external customers	$636,386	552,860	83,526	15.1%	$1,854,254	1,623,678	230,576	14.2%

Total revenues:
North America Services	$341,416	282,833	58,583	20.7%	$984,493	818,335	166,158	20.3%
International Services	92,177	91,865	312	0.3	261,597	264,710	(3,113)	(1.2)
Merchant Services	143,100	134,117	8,983	6.7	409,676	384,824	24,852	6.5
NetSpend	139,648	114,048	25,600	22.4	436,343	363,521	72,822	20.0
Intersegment revenues	(8,451)	(5,972)	(2,479)	(41.5)	(29,411)	(19,616)	(9,795)	(49.9)

Revenues from external customers	$707,890	616,891	90,999	14.8%	$2,062,698	1,811,774	250,924	13.8%

Depreciation and amortization:
North America Services	$25,300	22,173	3,127	14.1%	$72,831	63,377	9,454	14.9%
International Services	8,678	9,610	(932)	(9.7)	26,084	29,176	(3,092)	(10.6)
Merchant Services	4,670	3,624	1,046	28.9	13,394	10,591	2,803	26.5
NetSpend	2,632	2,155	477	22.1	7,547	5,779	1,768	30.6

Segment depreciation and amortization	41,280	37,562	3,718	9.9	119,856	108,923	10,933	10.0
Acquisition intangible amortization	22,883	24,210	(1,327)	(5.5)	69,601	72,805	(3,204)	(4.4)
Corporate admin and other	336	662	(326)	(49.2)	1,762	1,702	60	3.5

Total depreciation and amortization	$64,499	62,434	2,065	3.3%	$191,219	183,430	7,789	4.2%

Adjusted segment operating income:
North America Services	$113,946	92,736	21,210	22.9%	$324,902	251,892	73,010	29.0%
International Services	18,370	15,976	2,394	15.0	38,706	32,274	6,432	19.9
Merchant Services	42,387	40,409	1,978	4.9	117,192	103,473	13,719	13.3
NetSpend	37,315	36,123	1,192	3.3	109,224	95,543	13,681	14.3

Total adjusted segment operating income	212,018	185,244	26,774	14.5	590,024	483,182	106,842	22.1
Acquisition intangible amortization	(22,883)	(24,210)	1,327	5.5	(69,601)	(72,805)	3,204	4.4
NetSpend M&A operating expenses	—	(779)	779	nm	—	(3,213)	3,213	nm
Share-based compensation	(11,295)	(5,420)	(5,875)	nm	(31,468)	(23,019)	(8,449)	(36.7)
Corporate admin and other	(14,736)	(25,428)	10,692	42.0	(72,753)	(75,278)	2,525	3.4

Operating income	$163,104	129,407	33,697	26.0%	$416,202	308,867	107,335	34.8%

Other:
Reimbursable items:
North America Services	$47,845	41,876	5,969	14.3%	$137,504	119,792	17,712	14.8%
International Services	5,731	4,480	1,251	27.9	17,564	15,820	1,744	11.0
Merchant Services	19,379	19,105	274	1.4	57,689	56,852	837	1.5
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,451)	(1,430)	(21)	(1.5)	(4,313)	(4,368)	55	1.3

Reimbursable items	$71,504	64,031	7,473	11.7%	$208,444	188,096	20,348	10.8%

- more -

TSYS Announces Third Quarter 2015 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	September 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$447,850	289,183
Accounts receivable, net	333,467	283,203
Other current assets	115,007	118,167

Total current assets	896,324	690,553
Goodwill	1,545,888	1,547,397
Other intangible assets, net	348,017	404,107
Property, equipment and software, net	641,696	656,733
Other long term assets	457,597	434,791

Total assets	$3,889,522	3,733,581

Liabilities
Current liabilities:
Accounts payable	$55,111	48,793
Bonds, notes and capital leases	41,777	50,911
Other current liabilities	228,473	196,809

Total current liabilities	325,361	296,513
Bonds, notes and capital leases, excluding current portion	1,377,927	1,405,106
Other long-term liabilities	282,067	309,826

Total liabilities	1,985,355	2,011,445

Redeemable noncontrolling interest	23,001	22,492

Equity
Shareholders’ equity	1,875,615	1,692,762

Noncontrolling interests in consolidated subsidiaries	5,551	6,882

Total equity	1,881,166	1,699,644

Total liabilities and equity	$3,889,522	3,733,581

- more -

TSYS Announces Third Quarter 2015 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net income	$284,325	248,163
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on disposal of subsidiaries	—	(87,013)
Equity in income of equity investments	(15,309)	(11,831)
Dividends received from equity investments	12,092	9,189
Depreciation and amortization	191,219	184,827
Other non cash adjustments	35,926	40,626
Changes in operating assets and liabilities:	(47,699)	6,153

Net cash provided by operating activities	460,554	390,114
Net cash used in investing activities	(138,618)	(164,528)
Net cash used in financing activities	(158,429)	(236,189)
Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(4,840)	(1,586)

Net increase in cash and cash equivalents	158,667	(12,189)
Cash and cash equivalents at beginning of period	289,183	278,230

Cash and cash equivalents at end of period	$447,850	266,041

Supplemental—Non-GAAP:
Net cash provided by operating activities	$460,554	390,114
Capital expenditures	(136,183)	(167,656)

Free cash flow	324,371	222,458
Principal payments on debt and capital leases	(42,215)	(48,682)

Available free cash flow	$282,156	173,776

Dividends paid on common stock	55,277	56,159
Repurchase of common stock under plans	83,521	115,675

Available free cash flow returned to shareholders	$138,798	171,834

Percent available free cash flow returned to shareholders	49.2%	98.9%

- more -

TSYS Announces Third Quarter 2015 Earnings

TSYS

Supplemental Information

(unaudited)

Other

Accounts on File (AOF):

	Total Accounts on File
(in millions)	September 2015	September 2014	% Change
Consumer Credit	373.6	263.9	41.5
Retail	25.4	28.4	(10.3)

Total Consumer	399.0	292.3	36.5
Commercial	44.1	41.5	6.0
Other	24.8	21.2	17.4

Subtotal	467.9	355.0	31.8
Prepaid/Stored Value	133.8	125.1	6.9
Government Services	78.7	66.7	18.0
Commercial Card Single Use	80.0	58.7	36.3

Total AOF	760.4	605.5	25.6

Growth in Accounts on File (in millions):

	September 2014 to September 2015	September 2013 to September 2014
Beginning balance	605.5	520.6
Change in accounts on file due to:
Internal growth of existing clients	41.0	39.6
New clients	153.7	76.0
Purges/Sales	(38.3)	(30.3)
Deconversions	(1.5)	(0.4)

Ending balance	760.4	605.5

Segment data:

	Three Months Ended September 30,
			Change
	2015	2014	Inc(Dec)%
North America Segment:
Transactions (in millions)	4,156.7	2,833.6	1,323.1	46.7%
International Segment:
Transactions (in millions)	626.1	574.3	51.8	9.0%
Merchant Segment:
Point-of-sale transactions (in millions)	1,117.3	1,034.4	82.9	8.0%
Dollar sales volume (in millions)	$12,055.7	$11,877.5	$178.2	1.5%
NetSpend Segment:
Gross dollar volume (in millions)	$5,391.2	$4,409.3	$981.9	22.3%

	Nine Months Ended September 30,
			Change
	2015	2014	Inc(Dec)%
North America Segment:
AOF (in millions)	685.5	541.4	144.1	26.6%
Transactions (in millions)	11,509.6	7,857.9	3,651.7	46.5%
International Segment:
AOF (in millions)	74.9	64.1	10.8	16.9%
Transactions (in millions)	1,812.0	1,650.3	161.7	9.8%
Merchant Segment:
Point-of-sale transactions (in millions)	3,191.3	3,061.7	129.6	4.2%
Dollar sales volume (in millions)	$35,671.5	$34,453.8	$1,217.7	3.5%
NetSpend Segment:
Gross dollar volume (in millions)	$18,582.8	$15,604.5	$2,978.3	19.1%
Direct deposit 90-day active cards (in thousands)	1,796.0	1,520.7	275.3	18.1%
90-day active cards (in thousands)	3,643.4	3,086.1	557.3	18.1%
% of 90-day active cards with direct deposit	49.3%	49.3%

- more -

TSYS Announces Third Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents third quarter 2015 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 15.3% as compared to a reported GAAP increase of 13.8%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

- more -

TSYS Announces Third Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Consolidated
Constant currency (1)	$716,363	616,891	16.1%	$2,088,418	1,811,774	15.3%
Foreign currency impact (2)	(8,473)	—		(25,720)	—

Total revenues	$707,890	616,891	14.8%	$2,062,698	1,811,774	13.8%

Constant currency (1)	$644,364	552,860	16.6%	$1,878,291	1,623,678	15.7%
Foreign currency impact (2)	(7,978)	—		(24,037)	—

Total revenues before reimbursable items	$636,386	552,860	15.1%	$1,854,254	1,623,678	14.2%

Constant currency (1)	$163,464	129,407	26.3%	$416,907	308,867	35.0%
Foreign currency impact (2)	(360)	—		(705)	—

Operating income	$163,104	129,407	26.0%	$416,202	308,867	34.8%

International Services
Constant currency (1)	$100,512	91,865	9.4%	$286,969	264,710	8.4%
Foreign currency impact (2)	(8,335)	—		(25,372)	—

Total revenues	$92,177	91,865	0.3%	$261,597	264,710	(1.2)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2015	2014	Change	2015	2014	Change
Total revenues	$707,890	616,891	14.8%	$2,062,698	1,811,774	13.8%
Reimbursable items	71,504	64,031	11.7	208,444	188,096	10.8

Revenues before reimbursable items	$636,386	552,860	15.1%	$1,854,254	1,623,678	14.2%

- more -

TSYS Announces Third Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Income from continuing operations attributable to TSYS common shareholders	$120,622	82,925	45.5%	$281,216	192,018	46.5%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$15,104	15,762	(4.2)%	45,948	47,374	(3.0)
Add: Share-based compensation, net of taxes	7,544	3,573	nm	21,018	15,174	38.5
Add: NetSpend M&A expenses, net of taxes*	—	786	nm	—	3,111	nm

Adjusted earnings	$143,270	103,046	39.0%	$348,182	257,677	35.1%

Deduct: Federal and state tax credits and related expenses, net of tax	(23,557)	—	na	(23,557)	—	na

Adjusted earnings without impact of one-time tax items	$119,713	103,046	16.2%	$324,625	257,677	26.0%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.66	0.45	46.7%	$1.53	1.03	48.2%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.08	0.08	(3.3)	0.25	0.25	(1.8)
Add: Share-based compensation, net of taxes	0.04	0.02	nm	0.11	0.08	40.1
Add: NetSpend M&A expenses, net of taxes*	—	0.00	nm	—	0.02	nm

Adjusted EPS **	$0.78	0.56	40.2%	$1.89	1.38	36.8%

Deduct: Federal and state tax credits and related expenses, net of tax	(0.13)	—	na	(0.13)	—	na

Adjusted EPS without impact of one-time tax items	$0.65	0.56	17.2%	$1.76	1.38	27.5%

Weighted average shares outstanding	183,954	185,577		184,320	186,559

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Net income	$122,051	85,198	43.3%	$284,325	248,163	14.6%
Adjust for:
Deduct: Income from discontinued operations	—	(880)	nm	—	(51,993)	nm
Deduct: Equity in income of equity investments	(5,336)	(4,135)	(29.0)	(15,309)	(11,831)	(29.4)
Add: Income taxes	37,825	39,227	(3.6)	119,204	94,333	26.4
Add: Nonoperating expense	8,564	9,997	(14.3)	27,982	30,195	(7.3)
Add: Depreciation and amortization	64,499	62,434	3.3	191,219	183,430	4.2

EBITDA	$227,603	191,841	18.6%	$607,421	492,297	23.4%
Adjust for:
Add: Share-based compensation	11,295	5,420	nm	31,468	23,019	36.7
Add: NetSpend M&A operating expenses	—	779	nm	—	3,213	nm

Adjusted EBITDA	$238,898	198,040	20.6%	$638,889	518,529	23.2%

Deduct: State tax credits and related expenses	(15,084)	—	na	(15,084)	—	na

Adjusted EBITDA without impact of one-time tax items	$223,814	198,040	13.0%	$623,805	518,529	20.3%

nm  =  not meaningful

- more -

TSYS Announces Third Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended September 30, 2015			Three Months Ended September 30, 2014
	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin
North America Services	$113,946	293,571	38.81%	$92,736	240,957	38.49%
International Services	18,370	86,446	21.25	15,976	87,385	18.28
Merchant Services	42,387	123,721	34.26	40,409	115,012	35.13
NetSpend	37,315	139,648	26.72	36,123	114,048	31.67
Intersegment	—	(7,000)		—	(4,542)
Corporate admin and other	(14,736)			(25,428)

Adjusted operating margin	$197,282	636,386	31.00%	$159,816	552,860	28.91%
Acquisition intangible amortization	(22,883)			(24,210)
NetSpend M&A operating expenses	—			(779)
Share-based compensation	(11,295)			(5,420)

Operating income and margin*	$163,104	636,386	25.63%	$129,407	552,860	23.41%
Reimbursable items		71,504			64,031

Operating income and margin (US GAAP)	$163,104	707,890	23.04%	$129,407	616,891	20.98%

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin
North America Services	$324,902	846,989	38.36%	$251,892	698,543	36.06%
International Services	38,706	244,033	15.86	32,274	248,890	12.97
Merchant Services	117,192	351,987	33.29	103,473	327,972	31.55
NetSpend	109,224	436,343	25.03	95,543	363,521	26.28
Intersegment	—	(25,098)		—	(15,248)
Corporate admin and other	(72,753)			(75,278)

Adjusted operating margin	$517,271	1,854,254	27.90%	$407,904	1,623,678	25.12%
Acquisition intangible amortization	(69,601)			(72,805)
NetSpend M&A operating expenses	—			(3,213)
Share-based compensation	(31,468)			(23,019)

Operating income and margin*	$416,202	1,854,254	22.45%	$308,867	1,623,678	19.02%
Reimbursable items		208,444			188,096

Operating income and margin (US GAAP)	$416,202	2,062,698	20.18%	$308,867	1,811,774	17.05%

*	Operating margin on revenue before reimbursable items

- ### -